As filed with the Securities and Exchange Commission on January 25, 2000

                                                     Registration No. 333-______
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    Form S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                             ----------------------
                             MIPS TECHNOLOGIES, INC.
               (Exact name of issuer as specified in its charter)

             Delaware                                    77-0322161
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                              1225 Charleston Road
                          Mountain View, CA 94043-1353
                    (Address of principal executive offices)

                             ----------------------

              MIPS Technologies, Inc. 1998 Long-Term Incentive Plan MIPS Technologies, Inc. Employee Stock Purchase Plan MIPS Technologies, Inc. Directors' Stock Option Plan

                           (Full titles of the plans)

                             ----------------------

                                John E. Bourgoin
                      Chief Executive Officer and President
                             MIPS TECHNOLOGIES, INC.
                              1225 Charleston Road
                          Mountain View, CA 94043-1353
                                 (650) 567-5000
            (Name, address and telephone number of agent for service)

                             ----------------------
                                    Copy to:
                             Kenneth Hirschman, Esq.
                               Shearman & Sterling
                               1550 El Camino Real
                            Menlo Park, CA 94025-4100
                                 (650) 330-2228
                             ----------------------

                         CALCULATION OF REGISTRATION FEE

===============================================================================================================
                                                    Proposed Maximum     Proposed Maximum
     Title of Securities to be    Amount to be       Offering Price         Aggregate           Amount of
            Registered             Registered         Per Share(*)        Offering Price     Registration Fee
Class A Common Stock,               1,676,481            $55.3125          $92,730,355           $24,481
$0.001 par value
===============================================================================================================

(*) The price shown is the average between the high and low prices of the Class A Common Stock reported on the Nasdaq National Market on January 20, 2000 in accordance with Rule 457(c), and is being used solely for the purpose of calculating the registration fee.

                              STATEMENT PURSUANT TO
                        GENERAL INSTRUCTION E TO FORM S-8

         The contents of the Registrant's Registration Statement on Form S-8 (333-65693), as filed with the Securities and Exchange Commission on October 15, 1998, are incorporated by reference herein.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     Item 8.   Exhibits

               The following exhibits are filed as part of this Registration
               Statement:

      5.1      Opinion of Counsel

     10.8*     1998 Long-Term Incentive Plan, as amended

     10.9*     Employee Stock Purchase Plan, as amended

     10.10**   Directors' Stock Option Plan, as amended

     23.1      Consent of Independent Auditors

     23.2      Consent of Counsel (contained in Exhibit 5.1)

     24.1      Power of Attorney (included on signature page)

* Incorporated by reference to the exhibits filed with the Registrant's definitive proxy statement filed with the Securities and Exchange Commission on September 22, 1999.

** Incorporated by reference to the exhibit filed with the Registrant's annual report on Form 10-K filed with the Securities and Exchange Commission on September 21, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, California, on January 24, 2000.

                            MIPS TECHNOLOGIES, INC.

                            By:  /s/ John E. Bourgoin
                                 -----------------------------------------------
                                 John E. Bourgoin
                                 President, Chief Executive Officer and Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John E. Bourgoin and Kevin C. Eichler, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                        Title                        Date

/s/ John E. Bourgoin       Chairman of the Board, President,
------------------------   Chief Executive Officer, and
John E. Bourgoin           Director (Principal Executive
                           Officer)                             January 24, 2000


/s/ Kevin C. Eichler       Vice President of Finance and
------------------------   Administration, Chief Financial
Kevin C. Eichler           Officer and Secretary (Principal
                           Financial and Accounting Officer)    January 24, 2000


                           Director                             January 24, 2000
------------------------
William M. Kelly


/s/ Kenneth L. Coleman     Director                             January 24, 2000
------------------------
Kenneth L. Coleman


/s/ Teruyasu Sekimoto      Director                             January 24, 2000
------------------------
Teruyasu Sekimoto


/s/ Kurt Akeley            Director                             January 24, 2000
------------------------
Kurt Akeley


/s/ Anthony B. Holbrook    Director                             January 24, 2000
------------------------
Anthony B. Holbrook


/s/ Fred M. Gibbons        Director                             January 24, 2000
------------------------
Fred M. Gibbons

                                  EXHIBIT INDEX

    Item 8.   Exhibits

              The following exhibits are filed as part of this Registration
              Statement:

     5.1      Opinion of Counsel

    10.8*     1998 Long-Term Incentive Plan, as amended

    10.9*     Employee Stock Purchase Plan, as amended

    10.10**   Directors' Stock Option Plan, as amended

    23.1      Consent of Independent Auditors

    23.2      Consent of Counsel (contained in Exhibit 5.1)

    24.1      Power of Attorney (included on signature page)

* Incorporated by reference to the exhibits filed with the Registrant's definitive proxy statement filed with the Securities and Exchange Commission on September 22, 1999.

** Incorporated by reference to the exhibit filed with the Registrant's annual report on Form 10-K filed with the Securities and Exchange Commission on September 21, 1999.